Exhibit 10.3

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of the 17th day of May, 2017, by and between First Capital Real Estate Operating Partnership, L.P., a Delaware limited partnership (“Assignor”), First Capital Real Estate Trust Incorporated (“Assignor Parent”), FC Global Realty Operating Partnership, LLC, a Delaware limited liability company (“Assignee”) and PhotoMedex Inc., a Nevada corporation (“Assignee Parent”).

RECITALS

WHEREAS, Assignor, Assignor Parent, Assignee and Assignee Parent have entered into an Interest Contribution Agreement dated March 31, 2017 (the “Contribution Agreement”), pursuant to which the Assignor has agreed to sell and transfer to Assignee all of its right, title and interest in and to (i) the properties set forth on Exhibit I hereto (the “Contributed Real Properties”) and (ii) the entities set forth on Exhibit II hereto (the “Contributed Entities”, and together with the Contributed Real Properties, the “Contributed Assets”);

WHEREAS, the Contributed Entities have rights or interests in and to the Contributed Properties (as such term is defined in the Contribution Agreement);

WHEREAS, Assignor or Assignor Parent has either (singly or together) guaranteed certain obligations of the Contributed Entities or undertaken or agreed to perform certain services on behalf of the Contributed Entities or the Contributed Properties, as set forth on Exhibit III hereto (such guarantees or other obligations, the “Guaranteed Obligations”); and

WHEREAS, Assignor or Assignor Parent has entered into agreements, commitments or obligations with respect to the Contributed Real Properties, as set forth on Exhibit IV hereto (the “Contributed Agreements”).

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.	Capitalized terms used but not otherwise defined in this Agreement have the meanings given said terms in the Contribution Agreement.

2.	Assignor hereby irrevocably assigns to Assignee, and Assignee hereby irrevocably accepts from Assignor, all of Assignor’s rights, title and interests in and to the Contributed Assets and the Contributed Agreements. In order to reflect the assignment of Interests in the Contributed Entities, the Contributor Parties shall amend and restate the operating agreement or other constituent instruments of the Contributed Entities or otherwise amend the schedule of members or equity owners to reflect Acquiror as the owner of such Interests and shall deliver to the Acquiror Parties an Interest assignment instrument reflecting such assignment.

3.	Assignee hereby irrevocably agrees to assume and perform all of the obligations of the Assignor and the Assignor Parent pursuant to the Contributed Agreements and the Guaranteed Obligations, in the same manner and to the same extent as if the Assignee were the original obligor or obligors thereunder.

4.	To the fullest extent permitted by law, each party shall indemnify, defend and hold harmless the other parties, their respective officers, directors, shareholders, employees, agents, representatives, consultants, and contractors from and against any and all suits, judgments, actions, liabilities, costs, penalties, fines, damages, claims and expenses (including, without limitation, reasonable attorney’s fees) arising out of, resulting from, the breach or threatened breach by the other party of its obligations hereunder.

5.	Assignee Parent does hereby unconditionally and irrevocably guarantee the payment and performance, when due, of each of the obligations of Assignee pursuant hereto.

6.	Each of the parties hereto hereby represents and warrants to the other as follows:

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(a) The execution, delivery and performance of this Agreement are within such party’s powers and have been duly authorized by all necessary limited liability company, corporate or other action.

(b) This Agreement constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, fraudulent transfer or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing.

(c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, regulatory body or any other third party is required for the due execution, delivery and performance by each party to this Agreement.

7.	This Agreement will be binding upon and will inure to the benefit of parties hereto and their respective successors and assigns.

8.	Each party shall, upon the request of the other, from time to time, execute and deliver promptly to such other party all instruments and documents of further assurances or otherwise and will do any and all such acts and things as may be reasonably required to carry out the obligations of such party hereunder and to consummate the transactions contemplated hereby.

9.	This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument.

10.	THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

11.	Any one or more of the provisions in this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality and unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Notwithstanding anything herein to the contrary, this Assignment and Assumption Agreement relates solely to the Contributed Interests being contributed in connection with the Initial Closing (as such term is defined in the Contribution Agreement), and the agreements, commitments and obligations related thereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers.

ASSIGNOR:

FIRST CAPITAL REAL ESTATE OPERATING PARTNERSHIP, L.P.

By: First Capital Real Estate Trust Incorporated, its general partner

By:	/s/ Suneet Singal
Name:	Suneet Singal
Title:	Chief Executive Officer

ASSIGNOR PARENT:

FIRST CAPITAL REAL ESTATE TRUST INCORPORATED

By:	/s/ Suneet Singal
Name:	Suneet Singal
Title:	Chief Executive Officer

ASSIGNEE:

FC GLOBAL REALTY OPERATING PARTNERSHIP, LLC

By:	/s/ Dolev Rafaeli
Name:	Dolev Rafaeli
Title:	President

ASSIGNEE PARENT:

PHOTOMEDEX, INC

By:	/s/ Dolev Rafaeli
Name:	Dolev Rafaeli
Title:	Chief Executive Officer

[Signature Page to Assignment and Assumption Agreement]

Exhibit I to Assignment and Assumption Agreement

Contributed Real Properties

1.	Property located at 1039 Atwater

Real property in the City of Atwater, County of Merced, State of California, described as follows:

PARCEL ONE:

LOTS 1, 2, 3, 4, 5 AND 6, IN BLOCK 1, MAP OF THE FIN DE SIECLE INVESTMENT COMPANY, ADDITION TO THE TOWN OF ATWATER, IN THE CITY OF ATWATER, COUNTY OF MERCED, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 3 OF MAPS, PAGES 43, RECORDS OF SAID COUNTY.

APN: 002-219-010

PARCEL TWO:

LOTS 1, 2, 3, 4, IN BLOCK 1, BLOSS ADDITION TO THE TOWN OF ATWATER, IN THE CITY OF ATWATER, COUNTY OF MERCED, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 4 OF MAPS, PAGE 1, RECORDS OF SAID COUNTY. EXCEPTING THEREFROM THE EASTERLY 10 FEET OF LOT 1, AS CONVEYED TO CITY OF ATWATER, BY DEED RECORDED JANUARY 18, 1967, IN BOOK 1734, PAGE 507, OFFICIAL RECORDS.

APN: 002-219-012

PARCEL THREE:

LOTS 7 AND 8, BLOCK 1, MAP OF THE BLOSS ADDITION TO THE TOWN OF ATWATER, IN THE CITY OF ATWATER, COUNTY OF MERCED, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 4 OF MAPS, PAGE 1, RECORDS OF SAID COUNTY.

APN: 002-219-001

PARCEL FOUR:

LOTS 7 AND 8, IN BLOCK 1, ACCORDING TO MAP ENTITLED “MAP OF THE FIN DE SIECLE INVESTMENT CO’S ADDITION TO THE TOWN OF ATWATER, MERCED CO. CAL”, FILED SEPTEMBER 16, 1907 IN THE OFFICE OF THE COUNTY RECORDER OF MERCED COUNTY IN VOLUME 3 OF MAPS, PAGE 43.

APN: 002-219-011

2.	Property located at 715 Atwater

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF ATWATER, COUNTY OF MERCED, STATE OF CALIFORNIA, IS DESCRIBED AS FOLLOWS:

All the certain real property situated in Section 12, Township 7 South, Range 12 East, Mount Diablo Base Meridian:

COMMENCING at the Southeast corner of Lot 1, as shown on the Map entitled “Showing Subdivision of Lands of C.C. Mitchell”, recorded in Book 2 of Maps, page 16; thence North 65 Deg. 20’ West along the southerly line of said Lot 1 a distance of 481 Feet; thence North 24 Deg. 40’ Easta distance of 10 feet to the true point of beginning, said point lying south 65 Deg. 20’ East a Distance of 174.88 feet from the Southeast corner of Parcel2 as said parcel is shown on the parcel map recorded in volume 31 of parcel maps at page 20, Merced County Records; thence continuing North 24 Deg. 40’ East a Distance of 181 feet; thence South 65 Deg. 20’ East a Distance of 165 Feet; thence Southwesterly and northwesterly through a tangent circular curve, concave to the North, having a radius of 16 feet and a central angle of 90, an arc distance of 25.13feet; thence North 65 Deg. 20’ West a distance of 94 feet to the true point of beginning.

APN: 003-074-013-000

3.	Greensands II

EXHIBIT “A”

Legal Description

For APN/Parcel ID(s): 005-120-030

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE UNINCORPORATED AREA IN COUNTY OF MERCED, STATE OF CALIFORNIA AND IS DESCRIBED AS FOLLOWS:

All that certain real property described as “Remainder” on Parcel Map filed for record June 23,2010 in Book 111 of Parcel Maps, Pages 34 and 35, Merced County Records, more particularly described as follows:

All that certain real property situate in Section 8, Township 7 South, Range 13 East, Mount Diablo Base and Meridian, in the County of Merced, State of California being a portion of Parcel 2, according to that certain Parcel Map for Robert S. Armstrong filed in Volume 54 of Parcel Maps, at Page 40, Merced County Recorder, described as follows:

Commencing at the Northwest corner of said Parcel 2; thence South 01°17’10” West, along the West line of said Parcel 2, a distance of 60.03 feet to the TRUE POINT OF BEGINNING of this description; thence North 89°28’45” East, parallel with the North line of said Parcel 2 and distant therefrom 60.00 feet, a distance of 153.84 feet; thence South 01°17’10” West, parallel with the West line of said Parcel 2 a distance of 345.45 feet; thence South 89°59’51” West 153.80 feet to a point on the West line of said Parcel 2; thence North 01°17’10“ East, along said West line a distance of 344.07 feet to the point of beginning.

EXCEPTING THEREFROM all that portion of said land conveyed to the County of Merced, a body politic and corporate, by Grant Deed recorded March 28,2013, Instrument No. 2013-011555, Merced County Records.

Exhibit II to Assignment and Assumption Agreement

Contributed Entities

1.	Membership interest in Central Valley Gas Station Development, LLC, a Delaware limited liability company, representing 75% of the membership interests in such entity.

Exhibit III to Assignment and Assumption Agreement

Guarantees and Other Obligations with Respect to

Contributed Properties or Contributed Entities

1.	Each and every of the obligations of First Capital Real Estate Investments, LLC (“FCREI”) pursuant to (i) that certain installment note dated April 7, 2015 made by FCREI in favor of George Zambelli (“Zambelli”) in the original principal amount of $470,292.00 (the “Note”) and (ii) the Long Form Deed of Trust and Assignment of Rents dated April 7, 2015 between FCREI, as Trustor, Fidelity National Title Company, as Trustee (“Trustee”), and Zambelli, as Beneficiary (the “Deed of Trust”), which secures the Note.

2.	Each and every of the obligations of First Capital Real Estate Operating Partnership, L.P. (the “Contributor”) and its affiliates pursuant to the Operating Agreement of Central Valley Gas Station Development, LLC, a Delaware limited liability company, dated January 28, 2013, and all amendments thereto.

In connection with this transaction, FC Global Operating Partnership, LLC (“FC Newco”) shall enter into an amended operating agreement with respect to Central Valley Gas Station Development, LLC.

3.	Obligations pursuant to a Construction Contract dated November 19, 2014 between Central Valley Gas Stations Development, LLC, as owner and First Capital Builders, LLC, as Contractor, with respect to the project known commonly as Green Sands and Buhach Rd., Atwater, CA (the “Project”)

Exhibit IV to Assignment and Assumption Agreement

Agreements, Commitments or Obligations with respect to the Contributed Real Properties

1.	Agreements, commitments and obligations set forth on Exhibit III hereof.

2.	Agreements, commitments and obligations set forth in the preliminary title reports and the title reports with respect to the Contributed Real Properties.